Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of January 26, 2015, and is entered into by and among DOOH MEDIA MANAGEMENT LLC, as Administrative Agent for the lenders (“Lenders”) party to the Credit Agreement (as defined below) (in such capacity, together with its permitted successors and assigns in such capacity, “Administrative Agent”), the Lenders, RMG Networks Holding Corporation, a Delaware corporation formerly known as SCG Financial Acquisition Corp. (“RMG Parent”), the direct and indirect domestic Subsidiaries of RMG Parent listed on the signature pages hereto as “Borrowers” (together with RMG Parent, collectively, “Borrowers”) and the other direct and indirect domestic Subsidiaries of RMG Parent listed on the signature pages hereto as “Guarantors” (collectively, “Guarantors” and together with Borrowers, collectively, “Loan Parties”).

W I T N E S S E T H:

WHEREAS, the Loan Parties, Administrative Agent (or its predecessors in interest) and the Lenders signatory thereto from time to time are parties to that certain Credit Agreement dated as of April 19, 2013 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”; capitalized terms used but not defined herein have the definitions provided therefor in the Credit Agreement);

WHEREAS, the Borrowers have requested that Administrative Agent and the Lenders agree to amend the Credit Agreement as provided herewith so as to, among other things, provide additional loans in the principal amount of $2,200,000.00 to the Borrowers; and

WHEREAS, Administrative Agent and the undersigned Lenders have agreed to amend the Credit Agreement and provide such additional loans, subject to the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Amendments to the Credit Agreement. As of the Fifth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)     Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms, such terms to be incorporated into Section 1.01 of the Credit Agreement in the correct alphabetical order:

“Customer” means that certain customer of the Borrowers which customer relationship is evidenced by the Customer Purchase Order.

“Customer Purchase Order” means that certain purchase order dated October 21, 2014 in the amount of $2,550,766.00 with a purchase order number of 4500688628 and payable by Customer to RMG Enterprise Solutions, Inc.

“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement dated as of January 26, 2015, among the Administrative Agent, the Lenders and the Borrower.”

“Fifth Amendment Effective Date” means January 26, 2015.”

(b)     Section 2.01 of the Credit Agreement is hereby deleted in its entirety and the following new Section 2.01 is inserted in replacement therefor:

“2.01     Term Loans.     On the Closing Date, Lenders made a term loan to Borrowers (the “Original Term Loan”) in the original principal amount of $24,000,000, the principal balance of which was $4,352,136.76 as of the Second Amendment Effective Date. On the Second Amendment Effective Date, Lenders made an additional term loan to Borrowers in the original aggregate principal amount of $3,647,863.24 (the “Second Amendment Term Loan”; and together with the Original Term Loan, the “Existing Term Loans”). On July 11, 2014, Children's Trust c/u the Donald R. Wilson 2009 GRAT #1 (“DW Lender”) purchased from Comvest Capital II, L.P. (“Comvest”) a portion of the principal amount of Existing Term Loans equal to $4,000,000 and White Knight Capital Management LLC (“GS Lender”) purchased from Comvest a portion of the principal amount of Existing Term Loans equal to $4,000,000, in each case, pursuant to an Assignment and Acceptance Agreement dated July 11, 2014 (the transactions described in this sentence, the “Assignments”) and the GS Lender and the DW Lender made an additional loan to the Borrowers in the aggregate principal amount of $452,133.13 (the “Assignment Term Loan”), the proceeds of which were used to pay costs, fees and expenses in connection with the Assignments. On the terms and subject to the conditions set forth in the Credit Agreement and in the Third Amendment, on the Third Amendment Effective Date, each of DW Lender and GS Lender made an additional term loan to the Borrowers in the original aggregate principal amount of $3,547,866.87 (which was allocated 50% to GS Lender and 50% to DW Lender) (the “Third Amendment Term Loan”). On the terms and subject to the conditions set forth in the Credit Agreement and in the Fourth Amendment, on the Fourth Amendment Effective Date, each of DW Lender and GS Lender made an additional term loan to the Borrowers in the original aggregate principal amount of $2,000,000.00 (which was allocated 50% to GS Lender and 50% to DW Lender) (the “Fourth Amendment Term Loan”). On the terms and subject to the conditions set forth herein and in the Credit Agreement, on the Fifth Amendment Effective Date, each of DW Lender and GS Lender shall make an additional term loan to the Borrowers in the original aggregate principal amount of $2,200,000.00 (which will be allocated thirty-three and one third % to GS Lender and sixty-six and two thirds % to DW Lender) (the “Fifth Amendment Term Loan”). Each of the Assignment Term Loan, the Third Amendment Term Loan, the Fourth Amendment Term Loan and the Fifth Amendment Term Loan shall be deemed to be made in addition to the Existing Term Loans and not in repayment thereof and shall constitute a portion of the Term Loan for all purposes under the Credit Agreement and each Loan Document. Without limiting the generality of the foregoing, the Loans made pursuant to this Section 2.01 shall (i) constitute Obligations under the Loan Documents and have all of the benefits thereof, (ii) have all of the rights, remedies, privileges and protections applicable to the Term Loan under the Credit Agreement and the other Loan Documents, (iii) be secured by the Liens granted to the Administrative Agent under any Loan Document, (iv) be evidenced by notes, if requested by the applicable Lender and (v) bear interest at rates applicable to the Term Loan under the Credit Agreement. After giving effect to the making of the Fifth Amendment Term Loan pursuant to this Section 2.01, the Existing Term Loans, the Assignment Term Loan, the Third Amendment Term Loan, the Fourth Amendment Term Loan and the Fifth Amendment Term Loan shall be consolidated into a single term loan hereunder (the “Term Loan”). Each Borrower hereby acknowledges and agrees that the principal amount of the Term Loan outstanding under the Credit Agreement on the Fifth Amendment Effective Date (after giving effect to the funding of the Fifth Amendment Term Loan) is $16,200,000.00 (which is allocated as follows: $[7,733,333.00] to GS Lender and $[8,466,667.00] to DW Lender).

The following new Section 6.02(c)(v) is inserted immediately following Section 6.02(c)(iv) thereof:

“Payment of Customer Purchase Order. Immediately upon receipt by the Borrowers of any payment of the Customer Purchase Order, the Borrowers shall, at the option of the Administrative Agent, prepay the outstanding principal amount of the Loans in an amount equal to eighty-five percent (85%) of the amount received from Customer in connection with the Customer Purchase Order. The Borrowers shall notify the Administrative Agent within three (3) Business Days following the receipt of payment of the Customer Purchase Order, and the Administrative Agent shall, no later than three (3) Business days following receipt of the Borrowers notice of such payment of the Customer Purchase Order, advise the Borrowers, in writing, whether or not the Administrative Agent shall require the Borrowers to prepay the Loans pursuant to this Section 6.02(c)(v) or retain the proceeds of the payment of the Customer Purchase Order for use in accordance with the terms of this Agreement. In the event the Administrative Agent does not notify the Borrowers of its election to require the Borrowers to prepay the Loans pursuant to this Section 6.02(c)(v) or not within the time period described above, the Administrative Agent shall have deemed to have waived the mandatory prepayment of the Loans pursuant to this Section 6.02(c)(v).

2.     Conditions to Effectiveness. The effectiveness of Section 1 of this Amendment is subject to the following conditions precedent:

(a)     Administrative Agent shall have received a copy of this Amendment executed by each Loan Party and Lenders constituting Required Lenders; and

(b)     after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

3.     Post-Closing Requirement. On or before February 2, 2015, the Borrowers shall deliver, or cause to be delivered, to the Agent, in form and substance reasonably satisfactory to the Administrative Agent, a legal opinion of Greenberg Traurig, LLP addressed to each Lender as to such matters the Administrative Agent shall reasonably request.

4.     Representations and Warranties. To induce Administrative Agent and the undersigned Lenders to enter into this Amendment, each Loan Party represents and warrants to Administrative Agent and Lenders that:

(a)     the execution, delivery and performance of this Amendment and the agreements entered into in connection herewith have been duly authorized by all requisite corporate action on the part of such Loan Party and have been unanimously approved by a standing committee of RMG Parent’s board of directors, consisting solely of independent, disinterested directors (the “Committee”), and no further consent or authorization is required by RMG Parent or any of the other Loan Parties, their respective boards of directors or any committee thereof (including the Committee) or any of their respective stockholders or other equity holders;

(b)     the Committee was formed for the purpose of evaluating financing opportunities and alternatives for RMG Parent, with the authority to approve RMG Parent’s entry into any such financing opportunity, including RMG Parent’s entry into this Amendment and the agreements entered into in connection herewith and consummation of the transactions contemplated hereby; the Committee sought and considered various financing alternatives, including financing alternatives that did not include the Lenders, and, in connection with its consideration of such financing alternatives, the Committee had the opportunity to engage legal and other advisors; and, in connection with its approval, the Committee determined that it is advisable and in the best interests of RMG Parent and its stockholders to enter into this Amendment and the agreements entered into in connection herewith and consummate the transactions contemplated hereby;

(c)     this Amendment has been duly executed and delivered by such Loan Party;

(d)     the Loan Parties have furnished to the Administrative Agent true and correct copies of the organizational documents of each of the Loan Parties, as amended and in effect on the date hereof;

(e)     each representation and warranty contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof (except to the extent that any such representation or warranty speaks to an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date);

(f)     after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

(g)     the proceeds of the Fifth Amendment Term Loan shall be used to fund working capital of the Loan Parties.

5.     Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.     References. Any reference to the Credit Agreement contained in any document, instrument or Loan Document executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

7.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier or pdf shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier or pdf shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.     Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

9.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York applicable to contracts made and to be performed in the State of New York.

10.     Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

RMG NETWORKS HOLDING CORPORATION f/k/a SCG Financial Acquisition Corp., as a Borrower

By: /s/ Loren Buck
Name: Loren Buck
Title: Executive Vice President

SCG FINANCIAL MERGER I CORP., as a Borrower

By: /s/ Loren Buck
Name: Loren Buck
Title: Executive Vice President

RMG NETWORKS HOLDINGS, INC. f/k/a Reach Media Group Holdings, Inc., as a Borrower

By: /s/ Loren Buck
Name: Loren Buck
Title: Executive Vice President

RMG NETWORKS, INC., as a Borrower

By: /s/ Loren Buck
Name: Loren Buck
Title: Executive Vice President

RMG ENTERPRISE SOLUTIONS HOLDINGS CORPORATION f/k/a Symon Holdings Corporation, as a Borrower By: /s/ Loren Buck Name: Loren Buck Title: Executive Vice President

Fifth Amendment to Credit Agreement

RMG ENTERPRISE SOLUTIONS, INC. f/k/a Symon Communications, Inc., as a Borrower

By: /s/ Loren Buck
Name: Loren Buck
Title: Executive Vice President

GUARANTORS:

RMG MEDIA NETWORKS, INC., a Delaware corporation

By: /s/ Loren Buck
Name: Loren Buck
Title: Executive Vice President

EMN ACQUISITION CORPORATION, a Delaware corporation

By: /s/ Loren Buck
Name: Loren Buck
Title: Executive Vice President

EXECUTIVE MEDIA NETWORK, INC., a New York corporation

By: /s/ Loren Buck
Name: Loren Buck
Title: Executive Vice President

CORPORATE IMAGE MEDIA, INC., a New York corporation

By: /s/ Loren Buck
Name: Loren Buck
Title: Executive Vice President

PROPHET MEDIA LLC, a New York limited liability company

By: /s/ Loren Buck

Name: Loren Buck
Title: Executive Vice President

SYMON LV, LLC, a Nevada limited liability company By: /s/ Loren Buck Name: Loren Buck Title: Executive Vice President

ADMINISTRATIVE AGENT: DOOH MEDIA MANAGEMENT LLC, as Administrative Agent By: Name: Donald R. Wilson, Jr. Title: Manager

LENDERS:

CHILDREN’S TRUST C/U THE DONALD R. WILSON 2009 GRAT #1, as a Lender

By: /s/ Jennifer Wilson

Name: Jennifer Wilson

Title: Trustee

WHITE KNIGHT CAPITAL MANAGEMENT LLC, as a Lender

By: /s/ Gregory Sachs, Trustee

Name: Gregory H. Sachs Revocable Trust UDT DTD 4/24/98

Title: Member